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                        Supplement dated July 1, 2003 to
                        Prospectus dated May 1, 2003 for:
                   PINNACLE FLEXIBLE PREMIUM VARIABLE ANNUITY
             IQ THE SMART ANNUITY FLEXIBLE PREMIUM VARIABLE ANNUITY
                  ANNUICHOICE FLEXIBLE PREMIUM VARIABLE ANNUITY
              GRANDMASTER FLEX 3 FLEXIBLE PREMIUM VARIABLE ANNUITY
                                    issued by
                        INTEGRITY LIFE INSURANCE COMPANY
                                   through its
                             Separate Account I and
                               Separate Account II

Because of the current low interest rate environment, Integrity Life Insurance Company is temporarily suspending the Guaranteed Rate Options ("GROs") in certain states. These states have not yet adopted legislation permitting a reduction in the minimum interest rate that must be guaranteed. The states where GROs are temporarily suspended are as follows:

Maryland
Massachusetts
Oregon
South Carolina
Texas
Utah
Virginia
Washington

Upon adoption of the necessary legislation, in any of these states, we will reinstate the availability of the GROs in that state. If you are considering the GRO as an investment option when purchasing an annuity in one of the states listed above, please call (800) 325-8583 to determine whether they have become available in your state.